Amendment to Operating Agreement of
Nature’s Sunshine Hong Kong Limited

In accordance with the Operating Agreement among Nature’s Sunshine Products, Inc., Fosun Industrial Co., Limited and Nature’s Sunshine Hong Kong Limited Dated August 25th, 2014 (“Hong Kong Operating Agreement”), the terms of the Hong Kong Operating Agreement shall be amended to delete Reserved Matters to read as follows:
I. In the original Hong Kong Operating Agreement
Section 2.01(c) (ii) The Board may from time to time and at any time: (x) appoint Senior Managers of the Company, (y) delegate to such Senior Managers any power or authority granted to the Board pursuant to this Agreement, the Company Charter Documents or applicable Law, provided that any delegation of power or authority to the Senior Managers with respect to any Reserved Matters shall be subject to the resolution of such Reserved Matters pursuant to Section 2.02(d) and (z) annul or vary such appointment and delegation.

Is amended to read as:
Section 2.01(c) (ii) The Board may from time to time and at any time: (x) appoint Senior Managers of the Company, (y) delegate to such Senior Managers any power or authority granted to the Board pursuant to this Agreement, the Company Charter Documents or applicable Law, and (z) annul or vary such appointment and delegation.

II. In the original Hong Kong Operating Agreement
Section 2.02 (c) Quorum. All meetings of the Board shall require a quorum of two (2) Directors including at least (i) one (1) NSP Director and (ii) one (1) Fosun Industrial Director, in each case so long as at least one NSP Director and one Fosun Industrial Director, respectively, are on the Board. If such a quorum is not present within two hours from the time specified for the meeting, the meeting shall adjourn to such place and time as the Chairman shall decide, which shall be no earlier than ten (10) days and no later than sixty (60) days after written notice of such adjourned meeting has been given to all Directors (unless all Directors otherwise consent to a different date), and, if at such adjourned meeting, an NSP Director is present but such quorum is still not present, then those Directors present at such adjourned meeting shall be deemed a quorum and may transact the business for which such adjourned meeting was originally convened, provided, however, that at such adjourned meeting, the Directors shall not act on any Reserved Matter without the approval of the Fosun Industrial Director.

Is amended to read as:
Section 2.02 (c) Quorum. All meetings of the Board shall require a quorum of two (2) Directors including at least (i) one (1) NSP Director and (ii) one (1) Fosun Industrial Director, in each case so long as at least one NSP Director and one Fosun Industrial Director, respectively, are on the Board. If such a quorum is not present within two hours from the time specified for the meeting, the meeting shall adjourn to such place and time as the Chairman shall decide, which shall be no earlier than ten (10) days and no later than sixty (60) days after written notice of such adjourned meeting has been given to all Directors (unless all Directors otherwise consent to a different date), and, if at such adjourned meeting, an NSP Director is present but such quorum is still not present, then those Directors present at such adjourned meeting shall be deemed a quorum and may transact the business for which such adjourned meeting was originally convened.

III. In the original Hong Kong Operating Agreement
Section 2.02 (d) Voting; Reserved Matters. At any Board meeting, each Director may exercise one vote. Any Director may, by written notice to the Secretary, authorize any proxy to attend and vote as his alternate at any Board meeting. Except as otherwise required pursuant to the provisions of this Agreement (including Section 2.02(e) and (f)), the adoption of any resolution of the Board shall require the approval of a majority of the Directors present at a duly constituted meeting of the Board, which approval shall include the affirmative votes of at least one NSP Director and one Fosun Industrial Director (in each case so long as at least one NSP Director and one Fosun Industrial Director, respectively, are on the Board) for any matters specified in Schedule 2.02(d) (each such matter, a “Reserved Matter”). In the event any Reserved Matter is included (and the specific terms thereof are described) in the currently effective Annual Budget or Business Plan approved pursuant to the requirements of this Section 2.02(d), such item shall be deemed to also have been approved pursuant to such requirements.

Is amended to read as:
Section 2.02 (d) Voting. At any Board meeting, each Director may exercise one vote. Except as otherwise required pursuant to the applicable Law and/or any relevant provisions of this Agreement, the adoption of any resolution of the Board shall require the approval of a majority of the Directors.

IV. Section 2.02(g) entitled “Deadlock and Resolution Committee” in the original Hong Kong Operating Agreement, is hereby deleted in its entirety and all references in the original Hong Kong Operating Agreement to “Deadlock”, “Deadlock Notice”, “Senior Representative” or “Resolution Committee” are hereby omitted.

V. In the original Hong Kong Operating Agreement
Section 2.05 (c) Quorum. At any Shareholders Meeting, presence of the Shareholders holding at least a majority of the issued and outstanding Shares (including a duly authorized representative of each of NSP and Fosun Industrial for any Shareholders Meeting at which a Reserved Matter will be discussed) shall constitute a quorum. If such a quorum is not present within two hours from the time appointed for the Shareholders Meeting due to the absence of sufficient Shareholders or of any duly authorized representative of a Shareholder (the “Absent Shareholder”), the meeting shall adjourn to such place and time as the Chairman shall decide, which shall be no earlier than ten (10) days and no later than sixty (60) days after written notice of such adjourned meeting has been given to all Shareholders, and, if at such adjourned meeting, NSP or a duly authorized representative of NSP is present but such quorum is still not present due to the absence of sufficient Shareholders or the continuing absence of the Absent Shareholder, the Shareholder(s) present at such adjourned meeting shall be deemed a quorum and may transact the business for which such adjourned meeting was originally convened, provided, however, that at such adjourned meeting, the Shareholders shall not act on any Reserved Matter without the approval of the Fosun Industrial.

Is amended to read as:
Section 2.05 (c) Quorum. At any Shareholders Meeting, presence of the Shareholders holding at least a majority of the issued and outstanding Shares shall constitute a quorum. If such a quorum is not present within two hours from the time appointed for the Shareholders Meeting due to the absence of sufficient Shareholders or of any duly authorized representative of a Shareholder (the “Absent Shareholder”), the meeting shall adjourn to such place and time as the Chairman shall decide, which shall be no earlier than ten (10) days and no later than sixty (60) days after written notice of such adjourned meeting has been given to all Shareholders, and, if at such adjourned meeting, NSP or a duly authorized representative of NSP is present but such quorum is still not present due to the absence of sufficient Shareholders or the continuing absence of the Absent Shareholder, the Shareholder(s) present at such adjourned meeting shall be deemed a quorum and may transact the business for which such adjourned meeting was originally convened.

VI. In the original Hong Kong Operating Agreement
Section 2.05 (d). Voting; Reserved Matters. The adoption of any resolution of a Shareholders Meeting shall require the approval of Shareholders holding at least a majority of the issued and outstanding Shares represented at a duly convened Shareholders Meeting, which approval shall include the affirmative votes of each of NSP and Fosun Industrial acting in their capacities as Shareholders for any Reserved Matters required by applicable Law to be approved by the Shareholders (which Reserved Matters also require the approval specified in Section 2.02(d)).

Is amended to read as:
Section 2.05 (d). Voting. The adoption of any resolution of a Shareholders Meeting shall require the approval of Shareholders holding at least a majority of the issued and outstanding Shares represented at a duly convened Shareholders Meeting, unless otherwise required by applicable Law and/or any relevant provisions of this Agreement.

VII. In the original Hong Kong Operating Agreement
Section 2.06 (a) The Company shall prepare an Annual Budget in respect of each year of operation of the JV. The Board shall use all reasonable efforts to agree to and adopt an initial Annual Budget in respect of the Financial Year of the JV ending December 31, 2014 (the “Initial Budget”), promptly following the date of this Agreement. For each Financial Year of the JV subsequent to that ending December 31, 2014, the general manager and controller of each

PRC Subsidiary shall jointly submit to the Board at least ninety (90) days prior to the start of such Financial Year of the JV a proposed Annual Budget for such ensuing Financial Year (the “Proposed Annual Budget”). The Proposed Annual Budget for any Financial Year of the JV (as it may be amended by the Board), if approved by the Board as a Reserved Matter under Section 2.02(d), shall be the Annual Budget in effect for such Financial Year.

Is amended to read as:
Section 2.06 (a) The Company shall prepare an Annual Budget in respect of each year of operation of the JV. The Board shall use all reasonable efforts to agree to and adopt an initial Annual Budget in respect of the Financial Year of the JV ending December 31, 2014 (the “Initial Budget”), promptly following the date of this Agreement. For each Financial Year of the JV subsequent to that ending December 31, 2014, the general manager and controller of each PRC Subsidiary shall jointly submit to the Board at least ninety (90) days prior to the start of such Financial Year of the JV a proposed Annual Budget for such ensuing Financial Year (the “Proposed Annual Budget”). The Proposed Annual Budget for any Financial Year of the JV (as it may be amended by the Board), if approved by the Board, shall be the Annual Budget in effect for such Financial Year.

VIII. In the original Hong Kong Operating Agreement
Section 2.07 Business Plan. Promptly following the date of this Agreement, the Board shall use all reasonable efforts to agree to and adopt an initial Business Plan of the JV for the period from the date of this Agreement to December 31, 2019, which shall include plans and execution items for the establishment of the HK Holdcos and PRC Subsidiaries as described in Recital B hereto and the conduct of their respective businesses. The Business Plan shall be reviewed, revised and updated annually at least sixty (60) days prior to the commencement of each Financial Year. Any such revised and updated Business Plan, if approved by the Board as a Reserved Matter under Section 2.02(d), shall be the Business Plan in effect for such Financial Year.

Is amended to read as:
Section 2.07 Business Plan. Promptly following the date of this Agreement, the Board shall use all reasonable efforts to agree to and adopt an initial Business Plan of the JV for the period from the date of this Agreement to December 31, 2019, which shall include plans and execution items for the establishment of the HK Holdcos and PRC Subsidiaries as described in Recital B hereto and the conduct of their respective businesses. The Business Plan shall be reviewed, revised and updated annually at least sixty (60) days prior to the commencement of each Financial Year. Any such revised and updated Business Plan, if approved by the Board, shall be the Business Plan in effect for such Financial Year.

Except as amended hereby, the content of the Hong Kong Operating Agreement remains unchanged.

IN WITNESS WHEREOF this Agreement is signed by the duly authorised representative of the Parties on the date first above written.
Nature’s Sunshine Products, Inc.
By: /s/ Joseph W. Baty
Name: Joseph W. Baty
Title: Chief Financial Officer
Fosun Industrial Co., Limited
By: /s/ Guan Xiaohui
Name: Ms. Guan Xiaohui
Title: Director
Nature’s Sunshine Hong Kong Limited
By: /s/ Guan Xiaohui
Name: Ms. Guan Xiaohui
Title: Director